Prospectus Supplement - April 24, 2006*
      RiverSource International Small Cap Fund (Dec. 30, 2005) S-6258-99 G


The "Principal Investment Strategies" section has been revised as follows

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities of non-U.S. companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in the stocks of small companies. The Fund considers small companies to be either those that have a market capitalization, at the time of investment, of up to $2 billion, or those whose market capitalization falls within the range of companies in the Citigroup Global Equity, ex-U.S. Less Than $2 billion Index. The market capitalization within the Index will vary, but as of Oct. 31, 2005, the range was between $18 million and $4.6 billion. The Fund may invest in mature markets (such as the United Kingdom, Canada, and Japan) and in emerging markets (such as Korea, Mexico, and Russia). The Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers, AIG Global Investment Corp. (AIGGIC) and Batterymarch Financial Management, Inc. (Batterymarch) (the Subadvisers), which provide day-to-day management for the Fund. The two Subadvisers act independently of each other and use their own methodology for selecting investments. The two Subadvisers employ an active investment strategy that focuses on companies that the asset manager believes will increase in value over time.

AIGGIC

AIGGIC uses a quantitative investment process that screens an investment universe of investable stocks in the international small cap universe. The stocks are categorized into four growth categories known as the Growth Classification System which analyze the 10-year history of earnings per share
(EPS) growth, 5-year EPS growth forecast, and the EPS Correlation Coefficient.

Once a stock has been classified in its growth category, it is analyzed using a valuation model, fundamental progression and earnings revision. The stock is ranked from 1 (strong buy) to 5 (strong sell) based on its evaluation of EPS, fundamental progression and buy/sell criteria. The valuations and metrics used to evaluate each category differ based on the stage of a company's lifecycle. Stocks ranked 1 and 2 are usually over-weighted, while 3 and 4 ranked stocks are neutral, underweighted, or excluded entirely.

Once stocks have been assigned a ranking, the portfolio is constructed. During AIGGIC's qualitative review, the portfolio managers determine the final industry weighting and individual security selection in conjunction with recommendations from the analysts. Input to this decision includes in-depth industry analysis and an analysis of how AIGGIC macro-economic outlook may impact sector performance. The AIGGIC team assesses pricing, global supply and demand levels, and examines a wide array of data to determine industry weightings.

BATTERYMARCH

Batterymarch's systematic approach is based upon a bottom-up stock selection process that looks at approximately 1,800 liquid stocks from a fundamental perspective. These 1,800 liquid stocks are ranked on a daily basis across the five dimensions typically considered by fundamental investors: cash flow, earnings growth, expectations, value and technical. In addition the team conducts fundamental research on stocks that are significant benchmark components, are buy-ranked by our stock ranking models, or are current portfolio holdings. Batterymarch also employs a proprietary region allocation model that ranks each market's investment outlook based on aggregated bottom-up stock level data as well as team opinions. Region exposures are targeted within +/-5% of benchmark weights. Similarly, Batterymarch's proprietary sector model ranks the relative attractiveness of the economic sectors within each major region also based upon aggregate bottom-up stock level data based on growth, value and technical measures as well as team opinions. Sector exposures are targeted within a range of +/-3% of benchmark weights within their regions.

The information under the "Investment Manager" section regarding the Subadvisers for the Fund has been revised as follows:

INVESTMENT MANAGER

RiverSource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board. RiverSource Investments, subject to Board approval, decides the proportion of Fund's assets to be managed by each subadviser and may change these proportions at any time.

The Subadvisers manage a portion of the Fund's assets based upon their respective experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

AIGGIC

AIGGIC, which has served as subadviser to the Fund since April 2006, is located at 70 Pine Street, New York, NY. AIGGIC, an indirect wholly-owned subsidiary of American International Group, Inc. (AIG) and is a part of AIG Global Investment Group (AIGGIG), subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The team of portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to AIGGIC includes:

o Hans K. Danielsson, Senior Managing Director, Head of Global Equity, AIGGIG. Mr. Danielsson joined AIGGIG in 1998 and is responsible for directing the investment approach for all equity investment activities worldwide. Mr. Danielsson has developed the firm's philosophy and process for equity investing globally. In addition to leading AIGGIG's equity teams, Mr. Danielsson also has direct portfolio management responsibilities for global equity strategies. In 2002 he was appointed Corporate Vice President, Investments. Prior to AIGGIG, Mr. Danielsson worked for five years with SE Banken Fonder (SEB Asset Management), as CIO of International Equities, and for eight years with JP Morgan in London. His investment industry experience began in 1977. Mr. Danielsson received a BA from Uppsala University in Sweden and an MBA from INSEAD in France.

o Chantal Brennan, Managing Director, European Equities, AIGGIG. Ms. Brennan joined AIGGIG in 1996 and is the Head of the European Smaller Companies Team based in London and Deputy Head of European Equities. Prior to joining AIGGIG, she was a Research Analyst with Standard Life Assurance Company in Scotland. Ms. Brennan received a Bachelors and a Masters in Economics from University College Dublin and a Masters of Science in Investment and Treasury from Dublin City University. She is an Associate member of the UK Society of Investment Professionals (ASIP formerly AIIMR), CEFFAS and a member of the CFA Institute.

o Ming Hsu, Managing Director, Portfolio Manager, South East Asia Equity, AIGGIG. Ms. Hsu joined AIGGIG in 1994 and is a Managing Director responsible for managing regional portfolios with designated small cap funds, Greater China funds as well as regional third party funds. She is a country specialist for Hong Kong equities and also assumed responsibility for Australia / New Zealand equities in 2005. Ms. Hsu began her portfolio management experience in 1993 in South East Asian equities and managing funds in those markets. Ms. Hsu joined AIGGIG from Jardine Fleming Investment Management, where she was a portfolio manager for JF Asian Realty Fund. Prior to managing the fund, she was with the Corporate Finance Department of Jardine Fleming Securities. Ms. Hsu received a BSc (honours) from the Bartlett School of Architecture, University of London.

o Noriko Umino, Portfolio Manager, Japanese Equity, AIGGIG. Ms. Umino joined AIGGIG in July 2005 and is a portfolio manager for the Japan mid/small cap strategy. Prior to joining AIGGIG, she was a Senior Investment Manager for 14 years at Credit Agricole Asset Management Japan Ltd., where she was responsible for Japanese smaller stocks. Her professional investing experience started in 1987 at Jardine Fleming Securities Japan Ltd. where she held research responsibilities covering land transportation and mid/small cap equities. Ms. Umino graduated from Aoyama Gakuin University in 1977 and is a Certified Member of the Security Analysts Association of Japan.

BATTERYMARCH

Batterymarch, a wholly-owned, independently managed subsidiary of Legg Mason, Inc., which has served as subadviser to the Fund since April 2006, is located at 200 Clarendon Street, 49th Floor, Boston, MA. Batterymarch, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The team of portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Batterymarch are:

o Thomas Linkas, CFA, Chief Investment Officer. Mr. Linkas joined Batterymarch in 1990 to direct the firm's US equity strategy and expanded his responsibilities in 1994 to include the developed markets of the EAFE universe. In 1999, Mr. Linkas was named Chief Investment Officer. Prior to Batterymarch, he worked as a senior technology analyst for L.F. Rothchild & Co., with similar responsibilities at Goldman, Sachs & Co. He also managed three equity funds for Putnam Management Company. Mr. Linkas has 33 years of investment experience. Mr. Linkas holds BS and MS degrees in engineering from Massachusetts Institute of Technology, as well as an MS from the MIT Sloan School of Management.

o Charles F. Lovejoy, CFA, Director and Senior Portfolio Manager-International. Mr. Lovejoy joined Battermarch in 1992 as a portfolio manager and was promoted to director of the International team in 2006. Before joining Batterymarch, Mr. Lovejoy managed international and emerging markets portfolios for Boston International Advisors and headed the quantitative research group at Putnam Management Company, with responsibilities for portfolio management and product development as well as quantitative research for US, international and emerging markets. Mr. Lovejoy was the former president of the Boston Security Analysts Society and the Boston Quantitative Discussion Group. He was also a Director of the International Society of Financial Analysts. Mr. Lovejoy has 26 years of investment experience. Mr. Lovejoy holds a BS from Tufts University.

o Guy Bennett, Portfolio Manager - International. Before joining Batterymarch in 2001, Mr. Bennett co-headed the equity team at Goldman Sachs Asset Management in Tokyo, principally managing Japanese portfolios, with additional responsibilities in product design and business development. Mr. Bennett has also managed Asian and UK portfolios at CIN Management Ltd. and Equity & Law Life in London. He has 25 years of investment experience. Mr. Bennett holds a BS from the University of Manchester (UK).

o Christopher W. Floyd, CFA, Portfolio Manager-International. Mr. Floyd joined Batterymarch in 2000 as a quantitative analyst and became a portfolio manager in 2003. Prior to Batterymarch, Mr. Floyd held responsibilities at Cigna Investment Management, Urban & Associates, Inc. and Bay State Federal Savings Bank. He has seven years of investment experience. Mr. Floyd holds a BA from Dartmouth College and an MBA from Cornell University.

o Jeremy Knight, Portfolio Manager - International. Mr. Knight joined Legg Mason Investments, Batterymarch's London affiliate, in 1999. Prior to that, Mr. Knight was an analyst/fund manager at Colonial First State, with experience in UK, European and Asian assets. He holds an Investment Management Certificate and has 18 years of investment experience. Mr. Knight holds a BA from Leeds University (UK).

o John Vietz, CFA, Portfolio Manager - International. Mr. Vietz joined Batterymarch as a quantitative analyst in 2003 after spending the previous summer at the firm. Mr. Vietz became a portfolio manager in 2005. Prior to that, he was an equity research analyst at Manning & Napier and Barra RogersCasey. Mr. Vietz has 12 years of investment experience. Mr. Vietz holds a BS from the Wharton School of the University of Pennsylvania and an MBA from the MIT Sloan School of Management.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

The rest of the section remains unchanged.


--------------------------------------------------------------------------------





S-6258-1 A (4/06)
Valid until next update
*Destroy Dec. 29, 2006